EXHIBIT (10)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our reports: (1) dated April 25, 2014, with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company and (2) dated April 25, 2014, with respect to the financial statements of the subaccounts of the Separate Account VA B, included in Post-Effective Amendment No. 61 to the Registration Statement (Form N-4, No. 33-56908) and related Prospectus of Transamerica Freedom Variable Annuity and MEMBERS Freedom Variable Annuity.

Des Moines, lA April 25, 2014